CARS.COM Fourth Quarter and Full Year 2017 Earnings March 6, 2017 EXHIBIT 99.1

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning our business strategies, plans and objectives, market potential, future financial performance, planned operational and product improvements, liquidity and other matters. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we think are appropriate. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of performance or results. Our actual results could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions.   Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from those expressed in the forward-looking statements contained in this presentation. Such risks, uncertainties, and other important factors include, among others, risks related to our business, our separation from our parent company and our common stock. For a detailed discussion of many of these risks and uncertainties, see the section entitled “Risk Factors” in our Registration Statement on Form 10, which was filed with the Securities and Exchange Commission on May 4, 2017 (the “Registration Statement”). All forward-looking statements contained in this presentation are qualified by these cautionary statements. The forward-looking statements contained in this presentation speak only as of the date of this presentation. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data.   The forward-looking statements in this presentation are intended to be subject to the safe harbor protection provided by the federal securities laws.

Non-GAAP Financial Measures This presentation contains adjusted EBITDA, adjusted EBITDA margin, adjusted net income and free cash flow. These are not financial measures as defined by GAAP. These financial measures are presented as supplemental measures of operating performance because we believe they provide meaningful information regarding our performance and provide a basis to compare operating results between periods. In addition, we use adjusted EBITDA as a compensation measure. In addition, these non-GAAP financial measures are frequently used by our lenders, securities analysts, investors and other interested parties to evaluate companies in our industry. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the appendix to this presentation. Other companies may define or calculate these measures differently, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Definitions of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures are presented in the tables below. We define adjusted EBITDA as net income before (1) interest expense, net, (2) provision for income taxes, (3) depreciation, (4) amortization of intangible assets, (5) stock-based compensation, (6) write-off and impairments of assets, plus (7) certain other one-time or non-cash charges including transaction related costs, restructuring costs and costs related to the headquarters move. Amortization of unfavorable contract liability is not adjusted out of adjusted EBITDA. We define adjusted net income as net income excluding the after-tax impact of (1) amortization of intangible assets, (2) stock-based compensation, (3) write-off and impairments of assets, and (4) certain other one-time or non-cash charges including transaction related costs, restructuring costs and costs related to the headquarters move. Amortization of unfavorable contract liability is not adjusted out of adjusted net income.   We define free cash flow as net cash flow provided by operating activities less capital expenditures, including purchases of property and equipment and capitalization of internal-use software development costs.

Corporate Actions since Spin-off Spin-off May 31, 2017 Strategic Acquisitions Accelerated Affiliate Conversions Completed tax-free spinoff on May 31, 2017, began trading on NYSE, regular way, June 1, 2017 Recruited 8 person board, 7 independent members including Chairman, Scott Forbes Consummated $900 million senior credit facility, to fund $650 million payment to former parent In February 2018, acquired privately-held Dealer Inspire and Launch Digital Marketing Extends Cars.com’s reach into high-growth digital channels Provides substantial opportunities for continued product leadership and improved attribution tronc agreement converted 8 markets on February 1, 2018, including L.A. and Chicago McClatchy agreement converts 22 markets in phases, no later than October 1, 2018 In 2018, 60% of wholesale revenue will be converted to retail

Operational Highlights since Spin-off

Product Innovation

- Salesperson Connect: makes the consumer experience more personable, intelligent and impactful
- Price Badging: gives better context about the price of a car to help simplify and enhance their car shopping experience
- Platform Enhancements: Best Match sort, powered by customer algorithm, improved search and guided navigation, smart filters, speed improvements (TTI, TTL)
- Implementation of Lean-Agile: enables us to run hundreds of experiments monthly, exponentially more than prior structure

Attribution

- Lot Insights technology patent: allows for more precise, accurate, location-based consumer data for Cars.com dealer partners
- Salesperson Connect: dealers know connections are coming from Cars.com, the only marketplace with this tool
- Reviews: attribution through location based reviews

Mobile Leadership

- #1 in active app users
- #1 rated app in both iOS and Android
- Mobile traffic (browser and app traffic) has grown 6% year over year
- Mobile traffic represented 59% of total traffic in 2017 (app traffic 24% of total traffic)

SEO & Traffic Investments

- Traffic stabilization throughout 2017; Year to date 2018 traffic grew 6% YOY
- Enhanced SEO team resources and continued work with third party SEO expert
- SEO showing steady progress with tight coordination of new product/feature launches, content optimization and site improvements

Marketing

- Incremental marketing in 2017 and 2018 to generate traffic and connections
- Impactful advertising: delivered the story of our product and our brand with exceptional relevance
- Improved brand awareness and momentum
- Increase in branded search as consumers seek out Cars.com

cars.com

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Integrates rapidly growing digital dealer product suite Broadens Cars.com’s capabilities, deepens dealer connections and improves attribution Acquisition of Dealer Inspire/LDM: Compelling Strategic & Financial Rationale 1 Combines complementary assets to create a unique, end-to-end car shopping experience 2 Accelerates growth, extends dealer solutions, targeting high-growth channels 3 Significant synergy opportunities and long-term growth support investment returns 4 5

Launch Digital Marketing Customized marketing and customer acquisition solutions Dealer Inspire Flexible, custom designed website platforms supporting highly personalized digital campaigns Online Shopper End-to-end digital retailing solution empowers shoppers to compare a wide range of financial considerations as they complete their purchase online Conversations Powerful A.I. messaging platform that centralizes customer communication, improves quality and speed of response time, and decreases operating costs DISCOVER SHOP CONNECT BUY FUEL Dynamic inventory advertising program creates customized ads and keyword lists based on real time inventory data and logic When integrated with the Cars.com online marketplace, offers dealers the most sophisticated and sought-after solutions to help them sell more cars and improve operating efficiencies. Acquisitions – Expand Dealer Product Offerings: Digital Value Chain

Dealer Inspire and Launch Digital Marketing Financial Summary

	Standalone DI and LDM Performance	
	2017	Twelve Month 2018 Outlook[2]
Revenue[1]	$41 million	~$55 million
% to prior year	*57%*	*~34%*
Adj. EBITDA[1]	$4 million	~$8 million
% to prior year	*68%*	*~100%*
% margin	*11%*	*~15%*

	Incremental Annual Benefit from Product Sales Through Cars.com's Sales Team (to be achieved by 2020)
Revenue	~$25 - 30 million
EBITDA	at least $10 million

Note: This outlook is forward looking and is subject to change
[1] Revenue and Adj. EBITDA exclude synergies
[2] Transaction closed February 21, 2018

cars.com

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Acquisition Improves Cars.com’s Penetration of Fastest-Growing Industry Channels $41BN U.S. Auto Ad Market in 2022 $27BN Digital Auto Ad Market in 2022 3% Total market Addressable market CARS current market share Dealer Websites Social Media Paid Search SEO 15% 12% 11% 3% Category Annual Growth Category Driven by dealers’ desire to differentiate and promote their website Driven by consumer use of social platforms Driven by dealers’ desire to reach consumers in search discovery process Driven by dealers’ desire to remain relevant in organic search results Source: Borrell 2017 Outlook; BCG December 2016 Auto Dealer Advertising Survey, N = 362; Based on dealer responses to "How do you think your digital marketing spend will change over the next 1-2 years?“

Q4 Key Performance Metrics Average Monthly Unique Visitors flat YOY Traffic (Visits) 89.3 million Mobile Traffic1 Affiliate Dealer Customers 6,940 Average Vehicle Listings 4.9 million 60% 1 Mobile traffic includes mobile browser, mobile app and tablet. Dealer Customers 21,296

2017 Full Year Financial Highlights EPS, Diluted $3.13 Revenue $626.3 Total Operating Expenses $492.0 Net Income $224.4 Adjusted Net Income $165.7 Adjusted Net Income per Diluted Share $2.31 Adjusted EBITDA $238.9 ($ in millions, except per share data) Adjusted EBITDA as a % of Revenue 38.2% $3.50 $260.0 41.1% $2.46 $633.1 $456.5 $176.4 $250.6 2017 2016

Q4 Financial Highlights EPS, Diluted $2.11 Revenue $156.6 Total Operating Expenses $117.7 Net Income $151.8 Adjusted Net Income $34.2 Adjusted Net Income per Diluted Share $0.48 Adjusted EBITDA $63.5 ($ in millions, except per share data) Adjusted EBITDA as a % of Revenue 40.6% $0.95 $70.5 43.6% $0.68 $161.7 $112.8 $48.8 $68.0 2017 2016

December 31, 2017 Balance Sheet, Cash Flow & Capitalization Shares Outstanding2 71.9 million Cash Debt $583.8 million Net Leverage Ratio1 2.4x Enterprise Value3 $2.6 billion 1 Net Leverage Ratio calculated as debt outstanding less cash and cash equivalents at 12/31/17 divided by adjusted EBITDA for the twelve months ended 12/31/17; Proforma for the acquisition of Dealer Inspire and LDM net leverage ratio was 3.0x 2 Shares outstanding as of February 28, 2018 3 Using the closing share price of $28.29 on March 5, 2018 $20.6 million $153.2 million $185.9 million Free Cash Flow Cash Flows from Operating Activities

Cars.com 2018 Outlook

2018 Outlook	
Total revenue growth	~10-11%
Base business revenue growth[1]	~3-4%
Revenue from DI and LDM[2]	~$45 million
Adj. EBITDA margin[3]	~34%

Note: This outlook is forward looking and is subject to change
[1] Includes previously announced transitions of the tronc and McClatchy affiliate markets
[2] Transaction closed February 21, 2018; full year revenue is $55 million
[3] Includes impact of DI and LDM transaction; excluding the acquisition, adjusted EBITDA margin is expected to be approximately 35%

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Road to Growth Data & Attribution Leadership Affiliate Opportunity Traffic and Engagement Adjacencies & Extensions

Questions

Appendix

Successful early conversion of two major affiliate agreements Thirty key markets incorporated into Cars.com’s direct retail channel McClatchy affiliate conversion highlights tronc affiliate conversion highlights Conversion of seventeen markets and over 1,200 dealer customers, announced on January 4, 2018 Agreement follows a November 2017 accord to convert five additional markets Conversions to be completed in phases, no later than: April 1, July 1, and October 1, 2018 Agreement includes market support payments through 2019 In 2016, McClatchy represented 20% of wholesale revenue Early conversion is expected to increase 2018 revenue by 1% or ~$6mm (2% excluding impact of reduction in revenue amortization) Executing on our strategic priorities by successfully negotiating early conversion of nearly 60% of our wholesale revenue Conversion of eight markets and over 2,000 dealer customers, effective February 1, 2018 Includes Los Angeles and Chicago, the nation’s second and third largest markets for new vehicle sales1 tronc’s sales and support team joined Cars.com to enable an immediate, seamless conversion Includes multi-year advertising and marketing agreement tronc represents 37% of wholesale revenue We expect to report more than $10mm of incremental revenue in 2018 ($23mm excluding impact of reduction in revenue amortization) DE DC MD MA NJ RI AL AZ AR CA CO CT FL GA ID IL IN IA KS KY LA ME MI MN MS MO MT NE NV NH NM NY NC ND OH OK OR PA SC SD TN TX UT VT VA WA WV WI WY McClatchy markets tronc markets 1 According to Cars.com's data, which is aligned with Nielsen's household DMA statistics

Non-GAAP Reconciliations Unaudited and in thousands * Amortization of unfavorable contract liability is not adjusted out of adjusted EBITDA or adjusted net income.

Definitions Traffic (Visits).    Traffic (Visits) and our ability to generate traffic are key to our business. Tracking our traffic performance is a critical measure. Traffic to the Cars.com network of websites and mobile apps provides value to our advertisers in terms of audience, awareness, consideration and conversion. In addition to tracking traffic volume and sources, we monitor activity on our properties, allowing us to innovate and refine our consumer-facing offerings. Traffic is an internal metric representing the number of visits to Cars.com desktop and mobile properties (web browser and apps). Visits refer to the number of times visitors accessed Cars.com properties during the period, no matter how many visitors make up those visits. Traffic (Visits) numbers provide an indication of our consumer reach. Although our consumer reach does not directly result in revenue, we believe our ability to reach diverse demographic audiences is attractive to our dealers and national advertisers. Dealer Customers.    Our value to consumers tracks to our ability to showcase the inventory of our dealer and Original Equipment Manufacturer (“OEM”) customers. The larger the advertiser base, the more inventory and options that are available for consumers to review. Dealer Customers represents the car dealerships using our products as of the end of each reporting period. Each dealership location is counted separately, whether it is a single-location proprietorship or part of a large consolidated dealer group. Multi-franchise dealerships at a single location are counted as one dealer. Average Vehicle Listings.    Our value to consumers tracks to our ability to showcase the inventory of our dealer and OEM customers. The more vehicle listings that are available for consumers to review, the more traffic we attract and the higher the consumer engagement. Average Vehicle Listings represents the daily average of vehicles listed for sale on Cars.com properties. The daily average is calculated on a monthly basis and averaged for the reporting period.

Important Shareholder Information and Where You Can Find It Cars.com plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company's 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about Cars.com, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Cars.com, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the matters to be considered at the Cars.com 2018 Annual Meeting of Stockholders. Information regarding the names of the Company's directors and executive officers and their respective interests in Cars.com will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company's directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by Cars.com with the SEC, may be obtained by investors and shareholders free of charge on the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at www.Cars.com.